UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 29, 2013

FIRST AMERICAN FINANCIAL CORPORATION

(Exact Name of the Registrant as Specified in Charter)

Delaware	001-34580	26-1911571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California		92707-5913
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (714) 250-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 29, 2013, First American Financial Corporation, a Delaware corporation (the “Company”), announced the closing of its previously announced public offering of $250.0 million principal amount of 4.30% Senior Notes due 2023 (the “Notes”). The Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (File No. 333-186166) previously filed with the Securities and Exchange Commission.

The Notes are the Company’s general senior unsecured obligations, are not guaranteed by any of the Company’s subsidiaries, rank equally in right of payment with the Company’s existing and future senior unsecured indebtedness and senior to the Company’s future subordinated debt and are effectively subordinated to all liabilities of the Company’s subsidiaries and to all of the Company’s secured indebtedness to the extent of the value of the collateral securing such indebtedness.

The net proceeds received by the Company from the sale of the Notes were approximately $246.7 million, after deducting the underwriting discount and estimated offering expenses. The Company intends to use the net proceeds of this offering to repay all borrowings outstanding under its revolving credit facility and for general corporate purposes.

The Notes were issued pursuant to an Indenture, dated as of January 24, 2013 (the “Base Indenture”), between the Company and U.S. Bank National Association, as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of January 29, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee. Capitalized terms used in this current report and not defined herein have the meanings ascribed to them in the Indenture.

Interest on the Notes is payable semi-annually on February 1 and August 1 of each year, commencing on August 1, 2013. The Notes mature on February 1, 2023.

The Notes are subject to redemption upon not less than 20 days’ notice by mail, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of:

•	100% of the principal amount of the Notes then outstanding to be redeemed; or

•

the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of the interest accrued to the date of redemption) computed by discounting such payments to the redemption date on a semi-annual basis, assuming a 360-day year consisting of twelve 30-day months, at a rate equal to the sum of 37.5 basis points plus the Adjusted Treasury Rate on the third business day prior to the redemption date, as calculated by an Independent Investment Banker;

plus, in each case, unpaid interest that has accrued to, but excluding, the date of redemption (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date).

The Indenture contains customary terms and covenants, including covenants that limit, among other things, the ability of (i) the Company and its Covered Subsidiaries to incur indebtedness secured by a lien on voting stock of any Covered Subsidiary unless the Notes then outstanding are secured by such lien equally and ratably with (or prior to) such indebtedness and (ii) the Company to consolidate with or merge into any other entity or convey, transfer or lease all or substantially all of the Company’s assets to another entity. Under certain events of default, including, without limitation, failure to pay when due any principal amount or certain cross defaults to other instruments, either the Trustee or the Holders of at least 25% in principal amount of the outstanding Notes may declare the principal amount of the Notes to be due and payable immediately. In the case of certain events of bankruptcy or insolvency of the Company or any Significant Subsidiary, the principal amount of the Notes will be automatically due and payable immediately.

The foregoing description of the issuance and sale of the Notes and the terms thereof does not purport to be complete and is qualified in its entirety by reference to the Base Indenture and the First Supplemental Indenture, attached hereto as

Exhibits 4.1 and 4.2, respectively, and incorporated herein by reference. The form of Note, which is included as part of the First Supplemental Indenture, is attached hereto as Exhibit 4.3, and incorporated herein by reference.

The underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings with the Company or its affiliates. They have received, and may in the future receive, customary fees and commissions for these transactions. In particular, J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., acted as joint lead arrangers and joint book managers under the Company’s revolving credit facility. In addition, JPMorgan Chase Bank, N.A. is the administrative agent and a lender under the Company’s revolving credit facility and Wells Fargo Bank, N.A., an affiliate of Wells Fargo Securities, LLC, and U.S. Bank National Association, an affiliate of U.S. Bancorp Investments, Inc., are lenders thereunder. Further, affiliates of each of the co-managers for the offering are also lenders under the Company’s revolving credit facility. In their capacity as lenders under the Company’s revolving credit facility, each of the underwriters or their affiliates will receive a portion of the net proceeds from the offering of the Notes in connection with the repayment of the revolving credit facility.

Item 8.01.	Other Events.

On January 29, 2013, the Company issued a press release announcing the closing of its offering of the Notes, as described above under Item 1.01 of this current report. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In connection with the offering, on January 24, 2013, the Company entered into an underwriting agreement with J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”). The Underwriting Agreement includes the terms and conditions of the offer and sale of the Notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1, and incorporated herein by reference.

Also in connection with the offering, the Company is filing a legal opinion regarding the validity of the Notes as Exhibit 5.1 to this Form 8-K with reference to, and incorporated by reference into, the Registration Statement.

Forward-Looking Statements

Certain statements made in this current report, including the net proceeds generated by the offering and the use of such proceeds, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Risks and uncertainties exist that may cause results to differ materially from those set forth in these forward-looking statements. Factors that could cause the anticipated results to differ from those described in the forward-looking statements include: interest rate fluctuations; changes in the performance of the real estate markets; volatility in the capital markets; unfavorable economic conditions; and other factors described in the company’s quarterly report on Form 10-Q for the quarter ended September 30, 2012, as filed with the Securities and Exchange Commission. The forward-looking statements speak only as of the date they are made. The company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 24, 2013, among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 24, 2013, between the Company and U.S. Bank National Association, as trustee (the “Trustee”). (Incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on January 24, 2013).

4.2	First Supplemental Indenture, dated as of January 29, 2013, between the Company and the Trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of White & Case LLP relating to the validity of the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

99.1	Press Release, January 29, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST AMERICAN FINANCIAL CORPORATION

Date: January 29, 2013	By:	/s/ MAX O. VALDES
	Name:	Max O. Valdes
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 24, 2013, among the Company and J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of January 24, 2013, between the Company and U.S. Bank National Association, as trustee (the “Trustee”). (Incorporated by reference to Exhibit 4.1 to the Company’s Form S-3ASR filed with the Securities and Exchange Commission on January 24, 2013).

4.2	First Supplemental Indenture, dated as of January 29, 2013, between the Company and the Trustee.

4.3	Form of Note (included in Exhibit 4.2).

5.1	Opinion of White & Case LLP relating to the validity of the Notes.

23.1	Consent of White & Case LLP (included in Exhibit 5.1).

99.1	Press Release, January 29, 2013.

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